UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

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                                CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): April 28, 2003

                                SUPERTEX, INC.
                (Exact Name of Registrant as Specified in Charter)

                                    0-12718
                             (Commission File Number)

California                                                  94-2328535
(State or Other Jurisdiction of                          (I.R.S. Employer
Incorporation or Organization)                           Identification No.)


                               1235 Bordeaux Drive
                            Sunnyvale, California 94089
           (Address of principal executive offices including zip code)

                                  (408) 222-8888
                (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS

	Item 7.  Financial Statements and Exhibits
	Item 9.  Regulation FD Disclosure
		SIGNATURES
	Exhibit Index
		EXHIBIT 99.1


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Item 7.  Financial Statements and Exhibits

	(c)  Exhibits

		Exhibit 99.1, Registrant's Press Release dated April 28, 2003, is furnished pursuant to Item 12 of Form 8-K.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

On April 28, 2003, Registrant announced via press release its preliminary results for its fiscal fourth quarter and fiscal year ended March 31, 2003. The full text of the press release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and its Exhibit 99.1 is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. "Disclosure of Results of Operations and Financial Condition". The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 1, 2003 					SUPERTEX, INC.


                                By:        /s/ Henry C. Pao
                                   ---------------------------------------
                                   Henry C. Pao, Ph.D.
                                   President
                                (Principal Executive and Financial Officer)



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                                Exhibit Index

Exhibit                   Description
99.1                      Registrant's press release dated April 28, 2003, is
                          furnished pursuant to Item 12 of Form 8-K.